================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  Confidential, for Use of the
     Commission Only (as permitted by
     Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       ENSCO International Incorporated
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                           [ENSCO LOGO APPEARS HERE]


CARL F. THORNE
CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER


                                    March 26, 1998



DEAR FELLOW STOCKHOLDER:

     On behalf of our Board of Directors, I cordially invite you to attend the 1998 Annual Meeting of Stockholders of ENSCO International Incorporated (the "Company"). The Annual Meeting will be held at 10:00 a.m. on Tuesday, May 12, 1998 at the Fairmont Hotel, 1717 N. Akard, Dallas, Texas. Your Board of Directors and Officers look forward to greeting personally those stockholders able to attend.

     At the Annual Meeting, stockholders will be asked to vote on the election of three Class III Directors, to approve the ENSCO International Incorporated 1998 Incentive Plan and to approve the appointment of the Company's independent accountants. Each of the matters to be considered at the Annual Meeting is described in detail in the attached Proxy Statement for the Annual Meeting. Your Board of Directors recommends that you vote "For" the proposals on the agenda.

     Your vote is important. Whether or not you are able to attend the Annual Meeting, I hope you will promptly sign and date the enclosed proxy card and return it in the enclosed postage prepaid envelope. This will save your Company additional expenses associated with soliciting proxies, as well as ensure that your shares are represented. Please note that you may vote in person at the Annual Meeting even if you have previously returned the proxy.

                                    Sincerely,



                                    Carl F. Thorne

                       ENSCO INTERNATIONAL INCORPORATED
                              2700 FOUNTAIN PLACE
                               1445 ROSS AVENUE
                           Dallas, Texas 75202-2792
                                (214) 922-1500

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON MAY 12, 1998

     The Annual Meeting of Stockholders of ENSCO International Incorporated (the "Company") will be held at the Fairmont Hotel, 1717 N. Akard, Dallas, Texas, at 10:00 a.m., Dallas time, on Tuesday, May 12, 1998, to consider and vote on:

     1.   The election of three Class III Directors, each for a three-year term;

     2.   The approval of the ENSCO International Incorporated 1998 Incentive
          Plan;

     3. The approval of the appointment of Price Waterhouse LLP as the Company's independent accountants for 1998; and

     4.   Such other business as may properly come before the Annual Meeting.

     Stockholders of record at the close of business on March 25, 1998, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. A list of all stockholders entitled to vote at the Annual Meeting is on file at the executive offices of the Company, 2700 Fountain Place, 1445 Ross Avenue, Dallas, Texas 75202-2792.

                                    By Order of the Board of Directors



                                    William S. Chadwick, Jr.
                                    Vice President and Secretary


March 26, 1998

           YOUR VOTE IS IMPORTANT.  PLEASE SIGN, DATE AND RETURN THE
                         ACCOMPANYING PROXY PROMPTLY.

                       ENSCO INTERNATIONAL INCORPORATED

                                PROXY STATEMENT


     The following information is submitted concerning the enclosed Proxy and the matters to be acted upon under the authority thereof at the Annual Meeting of Stockholders (the "Annual Meeting") of ENSCO International Incorporated (the "Company") to be held at the Fairmont Hotel, 1717 N. Akard, Dallas, Texas, on Tuesday, the 12th day of May, 1998 at 10:00 a.m., Dallas time, or any adjournment thereof, pursuant to the enclosed Notice of Annual Meeting of Stockholders. This Proxy Statement and the enclosed Proxy are first being sent on or about March 26, 1998 to holders of the Company's shares of capital stock entitled to vote at the Annual Meeting (the "Stockholders").

                               VOTING AND PROXY

     The enclosed Proxy is solicited on behalf of the Board of Directors of the Company. It may be revoked by a Stockholder at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation or duly executed Proxy bearing a later date. The Proxy shall also be revoked if a Stockholder is present at the Annual Meeting and elects to vote in person.

     Unless contrary instructions are indicated, all shares represented by validly executed Proxies received pursuant to this solicitation (and which have not been revoked before they are voted) will be voted:

     1.   FOR the election of the Class III nominees for Directors named herein;

     2. FOR the approval of the ENSCO International Incorporated 1998 Incentive Plan;

     3. FOR the approval of the appointment of Price Waterhouse LLP as the Company's independent accountants for 1998; and

     4. In accordance with the recommendation of management as to any other matters which may properly come before the Annual Meeting.

     In the event a Stockholder specifies a different choice by means of the enclosed Proxy, his/her shares will be voted in accordance with the specification so made.

     The cost of solicitation of proxies will be borne by the Company and, upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to and solicitation of proxies from beneficial owners of the Company's common stock, par value $.10 per share ("Common Stock"). In addition to the use of mail, regular employees or agents of the Company may solicit proxies by telephone, telegram or other means of communication. The Company has also employed D.F. King & Company, a proxy solicitation firm, to solicit proxies from brokers and banks at a cost of approximately $5,000.00.

                         VOTING SECURITIES OUTSTANDING

     The Stockholders entitled to vote at the Annual Meeting are the holders of record at the close of business on March 25, 1998 (the "Record Date") of approximately 142,268,500 outstanding shares of Common Stock. On August 21, 1997, the Board of Directors of the Company approved a 2-for-1 stock split which was paid as a 100% stock dividend on September 15, 1997 to stockholders of record on September 2, 1997. All references in this Proxy Statement to number of shares of Common Stock, per share amounts, shares of Common Stock issuable upon exercise of options and option exercise prices reflect the increased number of shares of Common Stock outstanding. Each outstanding share of Common Stock is entitled to one vote on each matter to come before the Annual Meeting. A list of all Stockholders entitled to vote is on file at the executive offices of the Company, 2700 Fountain Place, 1445 Ross Avenue, Dallas, Texas 75202-2792. Only Stockholders of record on the books of the Company on the Record Date will be entitled to vote at the Annual Meeting.

     For purposes of conducting the Annual Meeting, the holders of at least a majority of the stock issued and outstanding and entitled to vote at the Annual Meeting shall constitute a quorum. A holder of stock shall be treated as being present at the Annual Meeting if the holder of such stock is (i) present in person at the Annual Meeting or (ii) represented at the Annual Meeting by a valid proxy, whether the instrument granting such proxy is marked as casting a vote or abstaining, is left blank or does not empower such proxy to vote with respect to some or all matters to be voted upon at the Annual Meeting. If a quorum is not present or represented at the Annual Meeting, the Chairman of the Board of Directors or the Stockholders holding a majority of the Common Stock present at the Annual Meeting have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting. Each proposal being submitted to Stockholders for approval shall be approved if the votes cast in favor of such proposal exceed the votes cast opposing such proposal. The Company's Bylaws include provisions specifically addressing the treatment of abstentions and non-votes by brokers. In determining the number of votes cast, shares abstaining from voting on a matter and shares that are indicated as not being voted on a matter by brokers due to lack of discretionary authority will not be treated as votes cast with respect to Proposals 1, 2 and 3.

                        OWNERSHIP OF VOTING SECURITIES

     The following tables set forth certain information concerning the number of shares of Common Stock owned beneficially as of February 28, 1998, by (i) each person known to the Company to own more than 5 percent of the Common Stock (the only class of voting securities outstanding); (ii) each director of the Company including employee directors; (iii) the three other most highly compensated executive officers of the Company who are not also directors and (iv) all directors and executive officers of the Company as a group.

                            BENEFICIAL OWNER TABLE
                            ----------------------


                                              BENEFICIAL OWNERSHIP/(1)/
           NAME AND ADDRESS                -----------------------------
          OF BENEFICIAL OWNER                AMOUNT           PERCENTAGE
-------------------------------------      ------------       ----------

Merrill Lynch Asset Management, L.P.       18,400,310/(2)/       12.9%
     800 Scudders Mill Road
     Plainsboro, NJ 08536

FMR Corp.                                  13,473,424/(3)/        9.5%
     82 Devonshire
     Boston, MA 02109

Richard E. Rainwater                        7,374,160/(4)/        5.2%
     777 Main Street, Suite 2700
     Fort Worth, TX 76102

DIRECTORS AND EXECUTIVE OFFICERS:

                                              BENEFICIAL OWNERSHIP/(1)/
           NAME AND ADDRESS                -----------------------------
          OF BENEFICIAL OWNER                AMOUNT           PERCENTAGE
-------------------------------------      ------------       ----------
Carl F. Thorne                              1,841,859/(5)/        1.3%
     Chairman, President and
     Chief Executive Officer

Morton H. Meyerson                            524,652/(6)/         --/(7)/
     Director

Richard A. Wilson                             133,405/(8)/         --/(7)/
     Director, Senior Vice President and
     Chief Operating Officer

C. Christopher Gaut                           176,703/(9)/         --/(7)/
     Vice President - Finance and
     Chief Financial Officer

William S. Chadwick, Jr.                      156,894/(10)/        --/(7)/
     Vice President - Administration and
     Secretary

Dillard S. Hammett                             97,764/(11)/        --/(7)/
     Director

Marshall Ballard                              109,741/(12)/        --/(7)/
     Vice President - Business Development

Orville D. Gaither, Sr.                        72,422/(13)/        --/(7)/
     Director

Thomas L. Kelly II                             41,600/(14)/        --/(7)/
     Director

Craig I. Fields                                47,422/(15)/        --/(7)/
     Director

Gerald W. Haddock                              13,220/(16)/        --/(7)/
     Director

All Directors and Executive Officers        3,398,741/(17)/         2.4%
as a Group (14 persons, including those
named above)

-------------------------
     (1) At February 28, 1998, there were approximately 142,257,000 shares of Common Stock outstanding. Unless otherwise indicated, each person or group has sole voting and dispositive power with respect to all shares.

     (2) Based upon Amendment No. 6 to Schedule 13G dated as of January 30, 1998, filed with the Securities and Exchange Commission ("Commission"), Princeton Services, Inc., Merrill Lynch Asset Management, L.P. and Merrill Lynch Growth Fund may be deemed to be beneficial owner of 18,400,310 shares of Common Stock. Princeton Services, Inc. disclaims beneficial ownership of all of the shares.

     (3) Based upon Schedule 13G dated as of February 14, 1998, filed with the Commission, FMR Corp. may be deemed to be the beneficial owner of 13,473,424 shares of Common Stock.

     (4) Based upon information supplied by Richard E. Rainwater's attorney, Mr. Rainwater may be deemed to be the beneficial owner of 7,374,160 shares of Common Stock. Includes 893,600 shares held by the Richard E. Rainwater Charitable Remainder Unitrust No. 1, of which Mr. Rainwater is sole trustee, and also includes 16,200 shares held by Mr. Rainwater's spouse, as to all of which Mr. Rainwater disclaims beneficial ownership. Does not include 783,054 shares held by trusts for the benefit of Mr. Rainwater's children, as to all of which Mr. Rainwater disclaims beneficial ownership.

     (5) Includes 450,000 shares of restricted stock which vest at the rate of 150,000 shares per annum over a 10-year term, which commenced November 19, 1990. The restricted stock grant was approved by the Stockholders at the Annual Meeting held on June 5, 1990. Also includes 2,885 shares held indirectly under the ENSCO Savings Plan and Supplemental Executive Retirement Plan ("SERP").

     (6) Includes 140,000 shares of Common Stock beneficially owned by various trusts as to all of which Mr. Meyerson disclaims beneficial ownership.

     (7) Ownership is less than one percent of the shares of Common Stock outstanding.

     (8) Includes 12,500 shares immediately issuable upon exercise of options and 44,000 shares of restricted stock of which 28,000 vest at the rate of 4,000 per annum and 16,000 of which vest at the rate of 2,000 per annum. Also includes 1,300 shares held indirectly under the ENSCO Savings Plan and SERP.

     (9) Includes 49,784 shares immediately issuable upon exercise of options and 40,500 shares of restricted stock of which 10,500 vest at the rate of 3,500 per annum, 14,000 vest at the rate of 2,000 per annum and 16,000 vest at the rate of 2,000 per annum. Also includes 1,303 shares held indirectly under the ENSCO Savings Plan and SERP.

     (10) Includes 51,500 shares immediately issuable upon exercise of options and 39,000 shares of restricted stock of which 14,000 vest at the rate of 2,000 per annum, 16,000 vest at the rate of 2,000 per annum and 9,000 vest at the rate of 1,000 per annum. Also includes 1,446 shares held indirectly under the ENSCO Saving Plan and SERP.

     (11) Includes 12,000 shares immediately issuable upon exercise of options.

     (12) Includes 10,000 shares immediately issuable upon exercise of options and 13,000 shares of restricted stock of which 5,000 vest at the rate of 5,000 per annum and 8,000 vest at the rate of 1,000 per annum. Also includes 3,500 shares owned by Mr. Ballard's wife, in respect of which Mr. Ballard disclaims beneficial ownership, and 1,308 shares held indirectly under the ENSCO Savings Plan and SERP.

     (13) Includes 57,000 shares immediately issuable upon exercise of options.

     (14) Includes 12,000 shares immediately issuable upon exercise of options.

     (15) Includes 37,000 shares immediately issuable upon exercise of options.

     (16) Includes 12,000 shares immediately issuable upon exercise of options.

     (17) Includes all shares owned individually by the Company's executive officers and directors, including 140,000 shares beneficially owned by various trusts established by Mr. Meyerson, 3,500 shares owned by Mr. Ballard's wife, 327,784 shares issuable upon exercise of options, 636,000 shares of restricted stock, and 11,865 shares held indirectly under the ENSCO Savings Plan and SERP.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

     The Company's Amended and Restated Certificate of Incorporation provides that the Board of Directors of the Company is divided or "classified", with respect to the time for which they individually hold office, into three classes ("Classes I, II and III"), consisting of, as nearly as possible, one third of the entire Board. The Company's Board of Directors is currently fixed at eight members. Each Director holds office for a term ending on the date of the third annual meeting following the annual meeting at which such Director was elected. The current term for Class III Directors will expire at the 1998 Annual Meeting of Stockholders. The current term for Class II and Class I Directors will expire at the 1999 and 2000 Annual Meetings of Stockholders, respectively.

     Three persons are nominated for election as Class III Directors at the Annual Meeting. The Board of Directors urges you to vote FOR the election of the individuals who have been nominated to serve as Class III Directors. It is intended that each validly executed proxy solicited hereby will be voted FOR the election of the nominees for Class III Directors listed below, unless a contrary instruction has been indicated on such proxy. If, at the time of the Annual Meeting, any of the nominees should be unable or decline to serve, the discretionary authority provided in the Proxy will be used to vote for a substitute or substitutes as may be designated by the Board of Directors. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

NOMINEES
--------

Class III Directors
-------------------

ORVILLE D. GAITHER, SR.; AGE 71; CHAIRMAN, GAITHER PETROLEUM CORPORATION

     Mr. Gaither has been a director of the Company since March 1992. Mr. Gaither has served as Chairman and Chief Executive Officer of Gaither Petroleum Corporation since May 1991, and also held the position of President of that organization from May 1991 until September 1997. Prior to May 1991, Mr. Gaither was employed by Amoco Production Company for 42 years, most recently as President of the Africa and Middle East Region, responsible for Amoco's petroleum operations in 17 countries. Mr. Gaither is on the Board of Directors of the Sam Houston Area Council of the Boy Scouts of America and a member of the Advisory Board of Rice University's George R. Brown School of Engineering. Mr. Gaither holds a Bachelor of Science Degree in Mechanical Engineering from Rice University, a Master of Science Degree in Petroleum Engineering from the University of Houston and is a graduate of the Senior Executive Program of Stanford University. He lives in Houston, Texas. Mr. Gaither is a member of the Nominating and Compensation Committee.

DILLARD S. HAMMETT; AGE 67; CONSULTANT

     Mr. Hammett has been a Director of the Company since September 1987. From July 1987 to December 1991, Mr. Hammett was Vice President - Technical and Marketing of the Company. In January 1992, Mr. Hammett took a leave of absence from his Vice President position and retired from the Company in December 1992. Mr. Hammett holds a Bachelor of Science Degree in Civil Engineering from the University of Oklahoma. He lives in Dallas, Texas. Mr. Hammett is a member of the Audit Committee.

THOMAS L. KELLY II; AGE 39; GENERAL PARTNER OF CHB CAPITAL PARTNERS

     Mr. Kelly has been a Director of the Company since September 1987. He has been a General Partner of CHB Capital Partners since July 1994. From May 1987 through June 1994, Mr. Kelly was a private investor. Mr. Kelly holds a Bachelor of Arts Degree in Economics and a Bachelor of Science Degree in Administrative Science from Yale University and a Master of Business Administration Degree from Harvard University. He lives in Denver, Colorado. Mr. Kelly is a member of the Nominating and Compensation Committee.

      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR CLASS III DIRECTORS NAMED ABOVE.

CONTINUING DIRECTORS
--------------------

Class I Directors
-----------------

GERALD W. HADDOCK; AGE 50; PRESIDENT AND CHIEF EXECUTIVE OFFICER, CRESCENT REAL ESTATE EQUITIES COMPANY AND CRESCENT OPERATING, INC.

     Mr. Haddock has been a Director of the Company since December 1986. He has served as Chief Executive Officer of Crescent Real Estate Equities Company since December 1996. He has served as a director of that company since May 1994 and was Chief Operating Officer from May 1994 until December 1996. Since April 1, 1997, Mr. Haddock has served as the President and Chief Executive Officer and a director of Crescent Operating, Inc. Between July 1990 and December 1993, Mr. Haddock was a partner in the law firm of Jackson & Walker, L.L.P. and of counsel to Jackson & Walker, L.L.P. from January 1994 through April 1994. Prior to joining Jackson & Walker, L.L.P., Mr. Haddock was a director and shareholder in the law firm of Kelly, Hart & Hallman. Mr. Haddock is a director of AmeriCredit Corporation. Mr. Haddock holds a Bachelor of Business Administration Degree from Baylor University, a Juris Doctorate Degree from Baylor University College of Law and a Master of Taxation Degree from New York University. He lives in Fort Worth, Texas. Mr. Haddock is Chairman of the Audit Committee.

CARL F. THORNE; AGE 57; CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF THE COMPANY

     Mr. Thorne has been a Director of the Company since December 1986. He was elected President and Chief Executive Officer of the Company in May 1987 and was elected Chairman of the Board of Directors in November 1987. Mr. Thorne presently serves as a director of Crescent Operating, Inc. Mr. Thorne holds a Bachelor of Science Degree in Petroleum Engineering from the University of Texas and a Juris Doctorate Degree from Baylor University College of Law. He lives in Dallas, Texas.

Class II Directors
------------------

CRAIG I. FIELDS; AGE 51; CHAIRMAN, DEFENSE SCIENCE BOARD

     Dr. Fields has been a Director of the Company since March 1992. He assumed his current position with the Defense Science Board in 1995. He served as Vice Chairman with Alliance Gaming Corporation from September 1994 to June 1997.
From 1990 through August 1994, Dr. Fields was Chairman and Chief Executive Officer of Microelectronics and Computer Technology Corp. Between 1974 and 1990, Dr. Fields served the Defense Advanced Research Projects Agency, a research division of the office of the Secretary of Defense, as a director and currently serves as a director of Projectavision, Inc., Network Solutions, Inc., Firearms Training Systems, Inc., Intertech, Inc. and Muzak, Inc. Dr. Fields holds a Bachelor of Science Degree in Physics from the Massachusetts Institute of Technology and a Ph.D. from Rockefeller University. He lives in Washington D.C. Dr. Fields is a member of the Audit Committee.

MORTON H. MEYERSON; AGE 59; CHAIRMAN AND CHIEF EXECUTIVE OFFICER, 2M COMPANIES, INC.

     Mr. Meyerson has been a director of the Company since September 1987. Mr. Meyerson is currently Chairman and Chief Executive Officer of 2M Companies, Inc. He served as Chairman of the Board of Perot Systems from September 1996 until November 1997. In addition, from June 1992 until September 1996 and from July 1997 until November 1997, Mr. Meyerson served as Chief Executive Officer of Perot Systems. From May 1986 until June 1992, Mr. Meyerson was a private investor. Mr. Meyerson serves as Vice Chairman of the National Parks Foundation, and is a director of Crescent Real Estate Equities, Inc., Optimark Technologies, Inc. and AudioNet, Inc. Mr. Meyerson holds Bachelor of Arts Degrees in Economics and Philosophy from the University of Texas. He lives in Dallas, Texas. Mr. Meyerson is Chairman of the Nominating and Compensation Committee.

RICHARD A. WILSON; AGE 60; SENIOR VICE PRESIDENT AND CHIEF OPERATING OFFICER OF THE COMPANY

     Mr. Wilson has been a director of the Company since June 1990. Mr. Wilson joined the Company in July 1988 and was elected President of ENSCO Drilling Company in August 1988 and currently serves as President of all ENSCO drilling subsidiaries. Mr. Wilson was elected Senior Vice President - Operations of the Company in October 1989 and to his present position in June 1991. Mr. Wilson holds a Bachelor of Science Degree in Petroleum Engineering from the University of Wyoming.

                     MEETINGS AND COMMITTEES OF THE BOARD

BOARD OF DIRECTORS

     The Board of Directors met four times during the year ended December 31, 1997 and acted twice by unanimous written consent. During 1997, each incumbent Director attended 75% or more of the meetings held by the Board and the committees of which he was a member. The Board of Directors has two standing committees: the Audit Committee and the Nominating and Compensation Committee.

AUDIT COMMITTEE

     The Company's Audit Committee recommends a firm of independent accountants to examine the consolidated financial statements of the Company, reviews the general scope of services to be rendered by the independent accountants, reviews the financial condition and results of operations of the Company and makes inquiries as to the adequacy of the Company's financial and accounting controls. The Audit Committee met three times in 1997.

NOMINATING AND COMPENSATION COMMITTEE

     The principal functions of the Nominating and Compensation Committee are to recommend officers of the Company, to select nominees for the Board of Directors and committees of the Board and to review and approve employee compensation matters, including matters regarding the Company's various benefit plans. The names of potential Director candidates are drawn from a number of sources, including recommendations from members of the Board, management and stockholders. Stockholders wishing to recommend Board nominees should submit their recommendations in writing to the Secretary of the Company, with the submitting Stockholder's name and address and pertinent information about the proposed nominee similar to that set forth for the nominees named herein. A Stockholder intending to nominate an individual as a director at an annual meeting, rather than recommend the individual to the Company for consideration as a nominee, must comply with the advance notice requirements set forth in the Company's Bylaws. The Nominating and Compensation Committee met four times during 1997 and acted once by unanimous written consent.

COMPENSATION OF NON-EMPLOYEE DIRECTORS

     Each non-employee Director receives annual compensation of $24,000 per year, payable quarterly, one-half in cash and one-half in shares of Common Stock. Additionally, each non-employee Director receives $1,000 in cash for each Board of Director and committee meeting attended. Any non-employee Director that serves the Company as Chairman of the Board of Directors, Chairman of the Nominating and Compensation Committee or Chairman of the Audit Committee also receives an additional $500 in cash for each meeting at which the Director acts as Chairman. Non-employee Directors are also eligible to participate in the Company's group medical and dental insurance plan on the same basis as full-time Company employees. A non-employee Director's contribution to group medical and dental insurance premium costs is withheld from the quarterly payments of the Director's annual retainer. Directors who are also employees of the Company do not receive any additional compensation for their services as Directors.

     Under the ENSCO Incentive Plan, the number of shares of Common Stock issued quarterly as part of the annual compensation to each non-employee Director is determined by dividing into $3,000 the average of the high and low prices of the Common Stock on the New York Stock Exchange on the first business day of each quarter. Thus, in 1997 Messrs. Fields, Gaither, Haddock, Hammett, Kelly and Meyerson each received 437 shares of Common Stock at an average price of between $24.03 and $39.09 per share. If the ENSCO International Incorporated 1998 Incentive Plan is approved by the Stockholders, the Company intends to award future equity compensation to non-employee Directors under that plan. See "Approval of the ENSCO International Incorporated 1998 Incentive Plan."

     In May 1996, the Stockholders approved the Company's 1996 Non-Employee Directors Stock Option Plan ("Directors' Plan") which was adopted by the Board of Directors on February 21, 1996. Under the Directors' Plan, 600,000 shares of Common Stock are reserved for issuance. Pursuant to the Directors' Plan, non-employee Directors are granted options to purchase shares of Common Stock as follows: (a) each non-employee Director elected after February 21, 1996 who has not previously served as a Director shall be granted an option, effective as of the date of the annual stockholders meeting at which such Director is elected to purchase 15,000 shares of Common Stock and (b) each other non-employee Director elected at, or continuing to serve following, each annual Stockholders meeting, commencing with the 1996 Annual Meeting, shall be granted an option to purchase 6,000 shares of Common Stock. Each of Messrs. Fields, Gaither, Haddock, Hammett, Kelly and Meyerson was granted options to purchase 6,000 shares of Common Stock on May 13, 1997 at an exercise price of $23.28 per share. Each shall receive on May 12, 1998 an option to purchase 6,000 shares at an exercise price per share equal to the average of the high and low selling price of Common Stock on that date.

                            EXECUTIVE COMPENSATION

     The following table sets forth a summary of all compensation, including cash and other forms of remuneration, paid through March 1, 1998, for services rendered in all capacities to the Company during 1997, to the Chief Executive Officer and the four other most highly compensated executive officers of the Company as to whom the total cash compensation paid through such date exceeded $100,000. The table also includes a summary of all compensation, including cash and other forms of remuneration, paid to these named individuals for the years 1996 and 1995.

                          SUMMARY COMPENSATION TABLE
                          --------------------------

                                           ANNUAL COMPENSATION           LONG TERM COMPENSATION
                                       ---------------------------   -------------------------------
                                                                              AWARDS         PAYOUTS
                                                            OTHER    ----------------------  -------     ALL
                                                            ANNUAL   RESTRICTED                         OTHER
                                                            COMPEN-    STOCK                  LTIP     COMPEN-
     NAME AND PRINCIPAL                SALARY     BONUS     SATION     AWARD       OPTIONS   PAYOUTS   SATION
         POSITION              YEAR     ($)      ($)/(1)/  ($)/(2)/  ($)/(3)/     (#)/(4)/  ($)/(5)/  ($)/(6)/
--------------------------     ----    ------    -------   --------  ----------    --------  -------   -------

Carl F. Thorne                 1997    450,000   482,930     N/A         N/A        200,000    N/A      74,935
 President and                 1996    405,000   408,747     N/A         N/A          N/A      N/A      30,521
 Chief Executive Officer       1995    367,500   193,244     N/A         N/A        200,000    N/A      17,811

Richard A. Wilson              1997    250,000   207,883     N/A         N/A        200,000    N/A      32,715
 Senior Vice President and     1996    211,500   188,410     N/A         N/A          N/A      N/A      20,627
 Chief Operating Officer       1995    189,000    66,255     N/A       163,125       60,000    N/A      12,067

Marshall Ballard               1997    190,000   133,845     N/A         N/A        100,000    N/A      23,897
 Vice President--              1996    172,800    53,046     N/A         N/A          N/A      N/A      18,253
 Business Development          1995    162,800    39,898     N/A        81,563       40,000    N/A      10,449

C. Christopher Gaut            1997    187,500   168,563     N/A         N/A        150,000    N/A      21,150
 Vice President--Finance       1996    167,250   160,168     N/A         N/A          N/A      N/A      16,837
 and Chief Financial           1995    152,250    56,041     N/A       163,125       50,000    N/A       8,646
 Officer


William S. Chadwick, Jr.       1997    175,000   155,903     N/A         N/A        100,000    N/A      19,508
 Vice President--              1996    147,250   147,152     N/A       148,125        N/A      N/A      16,315
 Administration and            1995    132,250    36,455     N/A       163,125       50,000    N/A       7,961
 Secretary

------------------
N/A - Not Applicable.

(1) Bonuses awarded with respect to 1997 are payable as follows: 50% of the amount awarded was paid in February 1998, and the remainder will become payable in two equal installments during February 1999, and February 2000, provided the officer remains employed by the Company at such date.

(2) The aggregate amount of perquisites and other personal benefits for any named executive does not exceed $50,000 or 10% of the total annual salary and bonus for any such named executive and is, therefore, not reflected in the table.

(3) The amounts disclosed in this column, if any, represent the value of restricted stock awards on the date of grant. The restricted stock awards have vesting schedules of either five or ten years and vest based on the passage of time and the continued employment of the named executive. The total number of shares of unvested restricted stock held as of December 31, 1997, and the value of such shares, based on the closing price of the Common Stock at December 31, 1997 of $33.50, is as follows: Mr. Thorne, 450,000 shares ($15,075,000), all of which vest at the rate of 150,000 shares per annum; Mr. Wilson, 44,000 shares ($1,474,000), 28,000 of which vest at the rate of 4,000 per annum and 16,000 of which vest at the rate of 2,000 per annum; Mr. Ballard, 13,000 shares ($435,500), 5,000 of which vest at the rate of 5,000 per annum and 8,000 of which vest at the rate of 1,000 per annum; Mr. Gaut, 40,500 shares ($1,356,750), 10,500 of which vest at the rate of 3,500 per annum, 14,000 of which vest at the rate of 2,000 per annum and 16,000 of which vest at the rate of 2,000 per annum; Mr. Chadwick, 39,000 shares ($1,306,500) of which 14,000 vest at the rate of 2,000 per annum, 16,000 of which vest at the rate of 2,000 per annum and 9,000 of which vest at the rate of 1,000 per annum. Each of the named executive officers are entitled to receive all dividends and other distributions paid with respect to those shares of restricted stock held by such executive officers.

(4) Amounts in this column represent options to acquire shares of Common Stock. The Company does not have SARs.

(5)  The Company does not maintain any long-term incentive plans.

(6) Amounts in this column for 1997 include premiums paid for group term life insurance and contributions to various Company benefit plans, which are as follows:

                                             COMPANY CONTRIBUTIONS
                                             ---------------------
                              GROUP      ENSCO     PROFIT
                            TERM LIFE   SAVINGS   SHARING
                            INSURANCE    PLAN      PLAN      SERP     TOTAL
                            ---------    ----      ----      ----     -----

Carl F. Thorne                $7,005     $6,329   $10,500  $51,101   $74,935
Richard A. Wilson              4,365      6,285    10,500   11,565    32,715
Marshall Ballard               2,510      5,617    10,500    5,270    23,897
C. Christopher Gaut              663      5,629    10,500    4,358    21,150
William S. Chadwick, Jr.       1,326      5,604    10,307    2,271    19,508

                       OPTION GRANTS IN LAST FISCAL YEAR
                       ---------------------------------

                               INDIVIDUAL GRANTS

                                                                                        POTENTIAL REALIZED VALUE AT
                            NUMBER OF                                                   ASSUMED RATES OF STOCK PRICE
                           SECURITIES     % OF TOTAL                                    APPRECIATION FOR OPTION TERM
                           UNDERLYING  OPTIONS GRANTED   EXERCISE OR                    ----------------------------
                             OPTIONS    TO EMPLOYEES     BASE PRICE                          5%              10%
       NAME                 GRANTED #  IN FISCAL YEAR   ($ PER SHARE)  EXPIRATION DATE      ($)              ($)
-----------------------     ---------  ---------------  -------------  ---------------  -----------       ----------

Carl F. Thorne               200,000         12.9           24.72          5/30/2002      1,365,867       3,018,209
Richard A. Wilson            200,000         12.9           24.72          5/30/2002      1,365,867       3,018,209
Marshall Ballard             100,000          6.5           24.72          5/30/2002        682,933       1,509,104
C. Christopher Gaut          150,000          9.7           24.72          5/30/2002      1,024,400       2,263,657
William S.Chadwick, Jr.      100,000          6.5           24.72          5/30/2002        682,933       1,509,104

-----------------------

     The following table sets forth information regarding aggregated option exercises in 1997, the number of unexercised options segregated by those that were exercisable and those that were unexercisable at December 31, 1997, and the value of the in-the-money options segregated by those that were exercisable and those that were unexercisable at December 31, 1997.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES
                       ---------------------------------

                                                         NUMBER OF UNEXERCISED OPTIONS AT    VALUE OF UNEXERCISED IN-THE-MONEY
                             SHARES                              DECEMBER 31, 1997            OPTIONS AT DECEMBER 31, 1997($)
                           ACQUIRED ON       VALUE       --------------------------------    ---------------------------------
                           EXERCISE (#)   REALIZED ($)   EXERCISABLE        UNEXERCISABLE    EXERCISABLE         UNEXERCISABLE
                           ------------   ------------   -----------        -------------    -----------         -------------
Carl F. Thorne                100,000       2,089,063        N/A                300,000            N/A              4,271,875
Richard A. Wilson              85,500       1,961,297       12,500              236,000          342,969            2,655,750
Marshall Ballard               73,500       2,335,188       10,000              124,500          252,813            1,492,672
C. Christopher Gaut            73,716       1,789,569       49,784              179,500        1,354,198            2,055,016
William S. Chadwick, Jr.       12,000         263,625       51,500              129,500        1,334,234            1,619,078

------------------------
N/A   - Not Applicable.

     The Company does not maintain a long-term incentive plan based on performance goals for executive officers. Therefore, the summary table of Long Term Incentive Plan Awards in Last Fiscal Year as required under the executive compensation disclosure rules of the Commission has not been included. Also, the Company does not maintain a defined benefit or actuarial pension plan for any of the named executive officers. Therefore, a table on Pension Plan Benefits has not been included.

EMPLOYEE RETIREMENT PLAN
------------------------

     Marshall Ballard is a participant in a noncontributory defined benefit employee retirement plan of the Company previously offered to former employees of Penrod Drilling Company (the "Penrod Plan"), which was acquired by the Company in August, 1993. The Penrod Plan was frozen effective December 31, 1990. Accordingly, no additional participants may join the plan and no additional benefits have been accrued for participants subsequent to December 31, 1990. Management intends to terminate the Penrod Plan when it is in the best financial interest of the Company by purchasing annuities or otherwise providing for participants under the Penrod Plan. The approximate level of monthly benefits payable to Mr. Ballard under the Penrod Plan upon retirement at age 65, the normal retirement age under the Penrod Plan, is $2,200.

                          REPORT OF THE NOMINATING AND
                             COMPENSATION COMMITTEE
                             ----------------------


COMPENSATION PHILOSOPHY AND OBJECTIVES

     The philosophy of the Company's compensation program is to employ, retain and reward executives capable of leading the Company in achieving its business objectives. These objectives include the preservation of a strong financial posture, improvement of the size and quality of the Company's asset base, and positioning the Company's assets and business segments in geographic and industry markets offering long-term growth in profitability relative to the Company's competitors. The accomplishment of these objectives is measured against conditions characterizing the industry within which the Company operates.

EXECUTIVE OFFICER COMPENSATION

     The Company's executive officer compensation program is comprised of base salary, annual cash incentive compensation, and long-term incentive compensation in the form of stock options and restricted stock. Additionally, executive officers may participate, on the same basis as other employees, in the employer matching and profit sharing provisions of the Company's defined contribution retirement plans which allow all employees to save for their retirement on a tax deferred basis. During 1997, the maximum total Company matching contribution available to officers and other employees was 4.5% of salary, and a profit sharing contribution of 7% of eligible compensation was distributed.

     Base salary levels for the Company's executive officers are set relative to the Company's competitors and reflect the Committee's assessment of the executive's contribution in connection with financial and stock price performance and the achievement of specified business objectives. During 1996, the Company implemented the Key Employees' Incentive Compensation Plan (the "Incentive Compensation Plan"), pursuant to which key employees may receive both a cash bonus upon the achievement of predetermined performance goals, as well as additional discretionary awards as determined by the Committee. The purpose of the Incentive Compensation Plan is to link the cash compensation of the Company's management directly to financial performance and certain other goals and objectives related to enhancement of stockholder value, and to provide a layer of variable cash compensation which enables the Company to be strongly competitive in attracting and retaining talented personnel during periods of high demand without creating an unduly high fixed cost overhead structure which could be burdensome during periods of weak demand. Among the performance measurement criteria utilized under the Incentive Compensation Plan are stock price appreciation, return on capital employed, operating margins and general and administrative expense levels relative to the Company's competitors, and safety. In accordance with the terms of the Incentive Compensation Plan, the Company paid cash bonuses to executive officers and other key management personnel in 1998, relative to 1997 performance. Bonuses earned under the Incentive Compensation Plan vest over three years, contingent upon continued employment with the Company. Based upon an analysis of data collected for comparable positions with the Company's competitors, the Committee believes that its executive officers' total cash compensation in 1997, which included discretionary as well as formula generated bonus payments in recognition of the Company's record results, was generally in the upper mid-range of that paid by the Company's competitors. The competitive peer group utilized in this analysis consisted of nine publicly traded oil and gas drilling companies which, in the opinion of the Committee, comprise the Company's closest and most direct competitors.

     An additional longstanding objective of the Committee has been to reward executive officers with equity compensation, in keeping with the Company's overall compensation philosophy of placing equity in the hands of its employees in an effort to further instill stockholder considerations and values in the actions of all employees and executive officers. Both stock options and grants of restricted stock have historically been used to reward and provide incentives to executive officers and to retain them through the potential of capital gains and equity build up. Because such awards vest over a number of years and are therefore long-term in nature, few equity awards were made to executive officers during 1996. Additional stock option awards were made to executive officers of the Company in 1997, all vesting over four years and exercisable at the fair market value of the stock as of the date of award. The Committee will continue to review, on an annual basis, the equity participation awards outstanding to the executive officers of the Company, and will consider additional awards from time to time, based upon the philosophy stated above, the financial performance of the Company, and the Committee's assessment of each executive's ability to influence the Company's long-term growth and profitability. Because the value of stock options and restricted stock should, over time, bear a direct relationship to the Company's stock price, the Committee believes the award of options and grants represents an effective incentive to create value for the stockholders.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The Chief Executive Officer's ("CEO") salary is reviewed once annually, consistent with the Company's salary administration policy for all shore based employees. Adjustments are considered by the Committee based upon the Company's financial and stock price performance, its progress in achieving specified business objectives, and with regard to the salaries paid to chief executive officers of the Company's competitors. Effective July 1, 1997, based upon the Committee's subjective assessment of the foregoing factors, the CEO's salary was increased from $425,000 to $475,000.

     In accordance with the terms of the Incentive Compensation Plan, the CEO was awarded an incentive bonus of $482,930 in 1998 relative to 1997 performance. An amount of $232,930 of this bonus was determined solely by reference to the pre-established formula under the Incentive Compensation Plan, and the discretionary portion of this bonus was based upon the Committee's assessment of the CEO's contribution in connection with the Company's financial and stock price performance and the achievement of performance objectives and with regard to the total compensation paid to chief executive officers of the Company's competitors. The performance objectives established for the CEO under the Incentive Compensation Plan include stock price appreciation, return on capital employed, margins and general and administrative expense levels relative to competitors and the Company's safety record. All bonuses awarded vest over three years.

     In recognition of the Company's achievements with regard to the above-stated performance criteria, the CEO was also awarded options to purchase 200,000 shares of Common Stock. In determining the number of options awarded to the CEO, the Committee considered, in addition to the factors cited above, the value of long-term incentive plan awards made to and held by the chief executive officers of the Company's competitors. The options granted to the CEO vest over four years, are valid for a five year term, and are exercisable at the fair market value of the stock on the date of award.

     Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1 million paid to each of the Company's chief executive officer and the four other most highly compensated officers, unless such compensation meets certain specific requirements. The compensation programs for the Company are designed generally to preserve the tax deductibility of compensation paid to its executive officers. The Committee will, however, take into consideration the various other factors described in this report, together with Section 162(m) considerations, in making executive compensation decisions, and could, in certain circumstances, pay compensation that is not fully tax deductible, if the Committee believes such payments are in the Company's best interest.


Nominating and Compensation Committee


Morton H. Meyerson, Chairman
Dillard S. Hammett (resigned from Committee effective November 11, 1997) Orville D. Gaither (elected to Committee effective November 11, 1997) Thomas L. Kelly II

February 10, 1998

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     In 1989, Mr. Meyerson, Chairman of the Nominating and Compensation Committee, purchased 337,500 shares of Common Stock from the Company pursuant to a note in the amount of $675,000. In February, 1991, the Board of Directors approved the forgiveness of unpaid interest accrued on the note through March, 1991, and agreed that future interest on the note shall be waived so long as Mr. Meyerson remains a director. Pursuant to that arrangement, the Company forgave Mr. Meyerson $56,295 of unpaid accrued interest in 1996. In January 1997, the Company and Mr. Meyerson agreed to cancel the note. Mr. Meyerson delivered to the Company 71,504 shares of Common Stock in connection with the cancellation of the note and payment of $237,639 to Mr. Meyerson by the Company. On the closing date of the transaction, the closing price of the Common Stock was $28.50 per share.

     Mr. Thorne, President and Chief Executive Officer of the Company, has served as a Director and Chairman of the Compensation Committee of Crescent Operating, Inc. since June 12, 1997. Mr. Haddock, a Director of the Company, has served as President, Chief Executive Officer and director of Crescent Operating, Inc. since April 1997.

                               PERFORMANCE GRAPH

     The chart below presents a comparison of the five year cumulative total return, assuming $100 invested on December 31, 1992 and the reinvestment of dividends, if any, for the Common Stock, the Standard & Poor's 500 Stock Price Index and the Dow Jones Oil Drilling Index.*

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                       ENSCO INTERNATIONAL INCORPORATED

                        [GRAPH AND LEGEND APPEAR HERE]

                                              December 31,
                                   1992   1993   1994   1995   1996   1997
                                   ----   ----   ----   ----   ----   ----
ENSCO International Incorporated   $100   $300   $275   $511 $1,078 $1,491
S&P 500(R) Index                    100    110    112    153    189    252
Dow Jones Oil Drilling Index*       100    140    118    205    424    571

*    The Dow Jones Oil Drilling Index is comprised of the following companies:
Global Marine, Inc., Rowan Companies, Inc., Helmerich & Payne, Inc., Nabors Industries, Inc., ENSCO International Incorporated and Parker Drilling Company.

                                  PROPOSAL 2

     APPROVAL OF THE ENSCO INTERNATIONAL INCORPORATED 1998 INCENTIVE PLAN


     On February 10, 1998, the Company's Board of Directors adopted, subject to approval by the Stockholders, the ENSCO International Incorporated 1998 Incentive Plan (the "1998 Plan") and reserved for issuance thereunder 11,300,000 shares of Common Stock. The Company's current option plan, the ENSCO Incentive Plan, provides for grants of options to purchase shares of Common Stock and shares of Common Stock containing certain restrictions to selected directors, officers and employees of the Company. If the 1998 Plan is approved by the Stockholders, the Company does not intend to grant any additional awards under the ENSCO Incentive Plan. The text of the 1998 Plan is attached hereto as Appendix A. The material features of the 1998 Plan are discussed below, but the description is subject to, and is qualified in its entirety by, the full text of the 1998 Plan.

     The purpose of the 1998 Plan is (i) to offer selected directors, officers and employees of the Company or its subsidiaries an equity ownership interest in the financial success of the Company, (ii) to provide the Company an opportunity to attract and retain the best available personnel for positions of substantial responsibility, and (iii) to encourage equity participation in the Company by eligible Participants (as hereinafter defined). The 1998 Plan provides for the grant by the Company of (i) options ("Options") to purchase shares of Common Stock, and (ii) shares of Common Stock containing certain restrictions ("Restricted Stock"). Options granted under the 1998 Plan may include nonqualified options ("Non-Qualified Option") as well as incentive stock options ("Incentive Stock Option") intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, and as interpreted by the regulations thereunder (the "Code"). Stockholder approval of the 1998 Plan is necessary to permit the deduction by the Company of compensation attributable to options issued pursuant to the 1998 Plan that in certain instances would not otherwise be deductible under Section 162(m) of the Code. Section 162(m) generally limits to $1 million the allowable deduction for compensation (including compensation attributable to options) paid by a publicly held company to its chief executive officer and to each of the other four most highly compensated employees.

     The closing sale price of the Common Stock on March 18, 1998, as reported by the New York Stock Exchange, was $27.50 per share.

AMOUNT OF STOCK SUBJECT TO THE 1998 PLAN

     Under the terms of the 1998 Plan, the Company may grant (i) Options and
(ii) awards of shares of Restricted Stock (collectively, grants of Options and Restricted Stock are referred to in this Proxy Statement as "Plan Awards") with respect to an aggregate of 11,300,000 shares of Common Stock (the "Shares"); provided that no more than 1,130,000 Shares may be issued in connection with grants of Restricted Stock.

ADMINISTRATION OF THE 1998 PLAN

     The Nominating and Compensation Committee administers the 1998 Plan. The Nominating and Compensation Committee must consist of at least two persons and all members must be a member of the Board of Directors who is both (a) a Non-Employee Director within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (b) an Outside Director, within the meaning of Section 162(m) of the Code.

ELIGIBILITY FOR PLAN AWARDS

     Plan Awards may be granted to selected directors and employees, including officers, of the Company or its subsidiaries (the "Participants") in consideration for services provided to the Company or its subsidiaries; provided, however, no Incentive Stock Option may be granted to any individual who is not an employee of the Company or one of its subsidiaries on the date of grant. Additionally, Non-Employee Directors of the Company are entitled to receive a grant of Restricted Stock on a quarterly basis having a fair market value of $3,000, determined on the first business day of each calendar quarter, as compensation for such director's continuing service as a director of the Company. The Company currently has eight persons serving as a director of the Company, of which six persons are Non-Employee Directors. Other than the right of the Non-Employee Directors to receive quarterly grants of Restricted Stock under the 1998 Plan, actual participation in the 1998 Plan will be determined in the sole discretion of the Nominating and Compensation Committee. As a result, the number of Participants in the 1998 Plan cannot be precisely determined. Similarly, other than the quarterly grants of Restricted Stock to Non-Employee Directors under the 1998 Plan, neither the benefits nor amounts that will be received by or allocated to each of the Participants, including directors and executive officers, can be determined at this time.

LIMITATIONS WITH RESPECT TO COVERED EMPLOYEES

     The total number of Shares for which Options may be granted and which may be awarded as Restricted Stock to any "covered employee" within the meaning of
Section 162(m) of the Code, during any one-year period shall not exceed in the aggregate 15% of the maximum aggregate number of Shares available for issuance under the 1998 Plan.

OPTIONS UNDER THE 1998 PLAN

     The exercise price for any Option granted under the 1998 Plan shall be such amount as the Nominating and Compensation Committee may deem appropriate, but shall not be less than 100% of the fair market value per share on the date of grant of such Option. In the event that an Incentive Stock Option is granted to any person who, at the time such Incentive Stock Option is granted, owns more than ten percent of the total combined voting power of classes of shares of the Company or of any subsidiary corporation of the Company (a "Ten Percent Stockholder"), then the exercise price of the Shares shall be not less than 110% of the fair market value of the Shares on the date the Option is granted. If there is a public market for the Common Stock and it is listed on a stock exchange, fair market value means the average of the highest and lowest selling prices per share at which the securities are traded on the New York Stock Exchange, or if not traded on the New York Stock Exchange, such other national securities exchange, as the Nominating and Compensation Committee may specify, on the date of determination or, if the securities are not traded on that date, the average of such prices on the nearest preceding date.

     Any Option granted under the 1998 Plan is exercisable at such times, under such conditions (including without limitation, performance criteria with respect to the Company and/or the optionee), in such amounts and during such period or periods as the Nominating and Compensation Committee determines on the date of the grant of such Option. Unless otherwise provided in the applicable stock option agreement evidencing an Option, each Option granted pursuant to the 1998 Plan shall vest at the rate of 25% per year, on each anniversary of the date such Option was granted until such Option is fully vested; provided that the Nominating and Compensation Committee may accelerate the vesting of any Option. Such Options, shall be exercisable for such term as may be determined by the Nominating and Compensation Committee, but such term shall not exceed five years.

     Payment for the shares upon exercise of an Option shall be made in cash, by check acceptable to the Company or, if authorized by the Nominating and Compensation Committee, by delivery of other shares of Common Stock having a fair market value on the date of delivery equal to the aggregate exercise price of the Shares as to which such Option is being exercised, or by any combination of such methods or by any other method of payment as may be permitted by applicable law.

     With respect to Incentive Stock Options, Options that are granted to Participants in the 1998 Plan, which allow such Participants to purchase in excess of $100,000 (calculated as of the time the Option is granted) of the Common Stock in any one calendar year under the 1998 Plan and all of the Company's other plans, are considered Nonqualified Options that are not entitled to the favorable tax treatment provided under Section 422 of the Code.

     In general, if an optionee ceases to be a director or an employee of the Company, as the case may be, for reasons other than Permanent and Total Disability (as defined in the 1998 Plan) or death, the optionee will have until the earlier of 90 days after the date such optionee ceases to be a director or an employee or the date the Option expires to exercise the Option, to the extent the optionee was entitled to exercise the Option on the date of termination, unless the Nominating and Compensation Committee further extends such period in its sole discretion.

     If an optionee is unable to continue to perform services for the Company or any of its subsidiaries as a result of Permanent and Total Disability, the optionee will have until the earlier of 12 months from the date of such disability or the date the Option expires to exercise the Option, in whole or in part, to the extent such optionee was entitled to exercise it on such date. In the case of an Incentive Stock Option, the optionee must have been an employee since the date of grant and must be an employee on the date of Permanent and Total Disability to take advantage of this provision.

     In general, upon the death of an optionee, any Option held by such optionee will terminate; provided that if the optionee's death occurs during the term of an Option and at the time of death such optionee was a director or an employee, the optionee's estate or person who acquired the right to exercise the Option by bequest or inheritance will have until the earlier of 12 months from the date of such optionee's death or the date the Option expires to exercise the Option, in whole or in part, to the extent such optionee was entitled to exercise it on such date. In the case of an Incentive Stock Option, the optionee must have been an employee since the date of grant and must be an employee on the date of death, to take advantage of this provision.

     Except as may be permitted by the Nominating and Compensation Committee, an Option granted under the 1998 Plan may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules thereunder, and is not assignable by operation of law or subject to execution, attachment or similar process.

     The stock option agreement evidencing any Incentive Stock Option granted under the 1998 Plan shall provide that if the optionee makes a disposition, within the meaning of Section 425(c) of the Code and the regulations promulgated thereunder, of any share or shares issued to such optionee pursuant to the exercise of the Incentive Stock Option within the two-year period commencing on the day after the date of grant of such Option or within a one-year period commencing on the day after the date of transfer of the share or shares to such optionee pursuant to the exercise of such Option, such optionee shall, within ten days of such disposition, notify the Company and immediately deliver to the Company any amount of federal income tax withholding required by law.

RESTRICTED STOCK UNDER THE 1998 PLAN

     The Nominating and Compensation Committee may grant awards of Restricted Stock under the 1998 Plan in accordance with the terms and conditions set forth in an agreement between the Company and the Participant. Restricted Stock may be granted by the Nominating and Compensation Committee either separately or in combination with Options. Each grant of Restricted Stock shall require a Participant to remain a director or an employee of the Company or its subsidiaries for at least six months from the date of grant. Restricted Stock shall be granted to Participants at no additional cost to the Participant; provided, however, that the value of the services rendered by such Participant to the Company must equal or exceed the par value of the Restricted Stock granted to the Participant. Each Non-Employee Director of the Company shall receive a grant of Restricted Stock on a quarterly basis as compensation for such director's continuing service as a director of the Company. Restricted Stock having a fair market value of $3,000, determined on the first business day of each calendar quarter (any fractional shares shall be rounded up to a full share), shall be issued each quarter to each Non-Employee Director serving on such date.

     The terms, conditions and restrictions of the Restricted Stock shall be determined by the Nominating and Compensation Committee on the date of grant. The restrictions shall lapse based upon performance measures, targets, holding period requirements or other criteria established by the Nominating and Compensation Committee. Such criteria may vary among the grants of Restricted Stock; provided, however, that once the Restricted Stock has been granted and the criteria are established, such criteria may not be further modified with respect to that grant without the consent of the holder of such Restricted Stock. Absent other terms, conditions and restrictions of the Restricted Stock being adopted by the Nominating and Compensation Committee, Restricted Stock shall vest at the rate of 10% per year, on anniversary dates of the date of grant of such Restricted Stock and shall be fully vested at the end of 10 years from the date of grant. The Restricted Stock may not be sold, assigned, transferred, redeemed, pledged or otherwise encumbered during the period that the restrictions apply.

     If a Participant is unable to perform any services to the Company or any of its subsidiaries as a result of a Permanent and Total Disability or death prior to the times at which restrictions placed on the Restricted Stock shall lapse, the restrictions applicable to the Participant's Restricted Stock shall, to the extent specified in the agreement evidencing the grant of the Restricted Stock, terminate automatically on the date such Participant ceases to be a director or an employee of the Company or its subsidiaries to same extent that such restrictions would have terminated automatically on the three anniversary dates of the date of grant of such Restricted Stock next succeeding such date of termination. In general, a Participant who ceases to perform services for the Company or any of its subsidiaries for any other reason prior to the times at which restrictions placed on the Restricted Stock lapse shall forfeit all of his grants of Restricted Stock which are still under restriction. However, in the event of a Permanent and Total Disability, death, retirement with the consent of the Nominating and Compensation Committee, or an involuntary termination of the employment or directorship of a Participant, the Nominating and Compensation Committee in its sole discretion may waive the automatic forfeiture of any or all such Shares of Restricted Stock or any or all of the restrictions remaining on any or all of the remaining Shares of Restricted Stock or add such new restrictions to such Shares of Restricted Stock as it deems appropriate.

TAX WITHHOLDING

     No later than the date as of which the value of any Plan Award or any Shares or other amount received thereunder first becomes includable in the gross income of a Participant for Federal income tax purposes, such Participant must pay to the Company, or make arrangements satisfactory to the Nominating and Compensation Committee regarding payment of, any federal, state, or local taxes of any kind required to be withheld with respect to such income. The Company and its subsidiaries have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant to the extent permitted by law. Subject to approval by the Nominating and Compensation Committee, a Participant may elect to have such withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from Shares to be issued pursuant to any award, a number of Shares with an aggregate fair market value (as of the date the withholding is effected) that would satisfy the withholding amount due, or
(ii) transferring to the Company Shares owned by the Participant with an aggregate fair market value (as of the date the withholding is effected) that would satisfy the withholding amount due.

CAPITALIZATION ADJUSTMENTS; MERGER

     Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option (as well as the exercise price covered by any outstanding Option), the aggregate number of Shares that have been authorized for issuance under the 1998 Plan, and the aggregate number of Shares that may be issued in connection with grants of Restricted Stock shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, payment of a stock dividend with respect to the Common Stock or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company.

     In the event of the dissolution or liquidation of the Company, other than pursuant to a Reorganization (as defined below), any Option granted under the 1998 Plan shall terminate as of a date to be fixed by the Nominating and Compensation Committee, provided that not less than 30 days written notice of the date so fixed shall be given to each optionee and each such optionee shall have the right during such period to exercise his Options as to all or any part of the Shares covered thereby including Shares as to which such Options would not otherwise be exercisable by reason of an insufficient lapse of time.

     In the event of a Reorganization in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization, then (i) if there is no plan or agreement respecting the Reorganization ("Reorganization Agreement") or if the Reorganization Agreement does not specifically provide for the change, conversion or exchange of the Shares under outstanding unexercised Options for securities of another corporation, then the Nominating and Compensation Committee shall take such action, and the Options shall terminate, as provided above; or (ii) if there is a Reorganization Agreement and if the Reorganization Agreement specifically provides for the change, conversion or exchange of the shares under outstanding or unexercised options for securities of another corporation, then the Nominating and Compensation Committee shall adjust the shares under such outstanding unexercised Options (and shall adjust the Shares which are then available to be optioned, if the Reorganization

Agreement makes specific provisions therefor) in a manner not inconsistent with the provisions of the Reorganization Agreement for the adjustment, change, conversion or exchange of such stock and such options.

     For these purposes, the term "Reorganization" shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company, or sale, pursuant to an agreement with the Company, of securities of the Company pursuant to which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization.

     Except as provided in the 1998 Plan and except as otherwise provided by the Nominating and Compensation Committee in its sole discretion, any Options shall terminate immediately prior to the consummation of such proposed action.

AMENDMENT TO THE 1998 PLAN

     The Board of Directors in its sole discretion may, from time to time, amend the 1998 Plan; provided that no amendment will be made without the requisite approval of the stockholders of the Company that will change the aggregate number of Shares that may be issued under the 1998 Plan, other than any increase or decease in the number of issued Shares resulting from a stock split, payment of a stock dividend or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company.

TERM AND TERMINATION OF THE 1998 PLAN

     The 1998 Plan will continue in effect for a term of ten years, unless sooner terminated. The Board of Directors may terminate the 1998 Plan at any time in its sole discretion. Neither Restricted Stock nor Options may be granted after the 1998 Plan is terminated. The termination of the 1998 Plan, or any amendment thereto, shall not affect any Shares previously issued to a Participant, any Option previously granted under the 1998 Plan or any shares of Restricted Stock previously granted to a Participant.

MISCELLANEOUS

     The 1998 Plan is not qualified under the provisions of Section 401(a) of the Code, and is not subject to any of the provisions of ERISA.

FEDERAL INCOME TAX CONSEQUENCES

     The following general summary is based upon the Code and does not include a discussion of any state or local tax consequences.

     Incentive Stock Options. An optionee does not realize taxable income upon the grant or exercise of an Incentive Stock Option. The income tax treatment of any gain or loss realized upon an optionee's disposition of Shares received upon exercise of an Incentive Stock Option depends on the timing of the disposition. If the optionee does not dispose of the Shares received upon exercise of an Incentive Stock Option within two years from the date such Incentive Stock Option was granted, and does not dispose of such shares within one year from the date of exercise, the difference (if any) between the amount realized from the sale of such Shares and the optionee's tax basis will be taxed as capital gain or loss (at either the mid- or long-term rate, depending on the Participant's holding period).

     If an optionee disposes of the Shares before the end of the applicable holding periods described above (i.e., he makes a "disqualifying disposition"), such optionee may be deemed to be in receipt of taxable income in the year of the disqualifying disposition, depending on the selling price. If the selling price exceeds the fair market value of the Shares on the date of exercise, the excess of the fair market value over the exercise price is taxable to the optionee as ordinary income, and the excess of the selling price over the fair market value is taxable to the optionee as capital gain. If the selling price exceeds the exercise price but not the fair market value on the date of exercise, the excess of the selling price over the exercise price is taxable to the optionee as ordinary income. If the selling price is less than the exercise price, the difference is treated as capital loss. The Company is not entitled to a deduction for federal income tax purposes with respect to the grant or exercise of an Incentive Stock Option or the disposition of Shares acquired upon exercise (if the applicable holding periods have been met). In the event of a disqualifying disposition, however, the Company is entitled to a federal income tax deduction in an amount equal to the ordinary income recognized by the optionee. Certain optionees may be subject to the alternative minimum tax which in individual cases could reduce or eliminate any tax benefits to them under the 1998 Plan.

     Nonqualified Stock Options. An optionee will not recognize any taxable income upon the grant of a Nonqualified Option. However, upon exercise of a Nonqualified Option, an optionee must recognize ordinary income in an amount equal to the excess of the fair market value of the Shares at the time of exercise over the exercise price. Upon the subsequent disposition of the Shares, the optionee will realize a capital gain or loss, depending on whether the selling price exceeds the fair market value of the Shares on the date of exercise. The optionee's holding period in the Shares, for capital gains and losses purposes, begins on the date of exercise. An optionee's tax basis in the Shares received on exercise of a Nonqualified Option will be equal to the amount of consideration paid by the optionee on exercise, plus the amount of ordinary income recognized as a result of the receipt of such Shares. The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the optionee recognizes taxable income.

     If an optionee exercises a Nonqualified Option by delivering other Shares of the Company, the optionee will not recognize gain or loss with respect to the Shares delivered by the optionee, even if the then fair market value of such Shares is different from the optionee's tax basis therein. The portion of the shares of Common Stock received equal in number to the shares surrendered will have a basis equal to the basis of the shares surrendered, and the holding period for such number of shares received will include the holding period of the shares surrendered. The remaining portion of the shares of Common Stock received will be taxable to the employee as ordinary compensation income in an amount equal to the fair market value of such Common Stock as of the exercise date, and the Company likewise generally will be entitled to an equivalent tax deduction. The participant's tax basis in the shares received in excess of the number of shares surrendered will equal the amount of ordinary compensation income recognized by the employee, and the holding period for such number of shares received begins on the date such shares are acquired.

     Restricted Stock. The Participant will not recognize taxable income upon the grant of Restricted Stock because the Restricted Stock will be nontransferable and subject to a substantial risk of forfeiture. The Participant will recognize ordinary income at the time at which the restrictions that impose a substantial risk of forfeiture of such Shares (the "Restrictions") lapse, in an amount equal to the fair market value of such Shares at such time. The ordinary income recognized by a Participant with respect to Shares awarded pursuant to the 1998 Plan will be deemed compensation income subject to applicable wage withholding.

     A Participant's tax basis in Shares of Restricted Stock received pursuant to the 1998 Plan will be equal to the ordinary income recognized by such Participant. In general, the Company will be entitled to a deduction for federal income tax purposes at the same time and in an amount equal to the ordinary income recognized by a Participant with respect to Shares of Restricted Stock awarded pursuant to the 1998 Plan. If, subsequent to the lapse of Restrictions on Shares, the Participant sells such Shares, the difference, if any, between the amount realized from such sale and the tax basis of such Shares to the Participant will be taxed as long-term or short-term capital gain or loss depending on whether the Participant's holding period for such Shares exceeds the applicable holding period at the time of sale.

     THE SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES SET FORTH ABOVE IS FOR GENERAL INFORMATION ONLY AND MAY NOT BE APPLICABLE TO ALL INDIVIDUALS. PARTICIPANTS SHOULD CONSULT THEIR OWN TAX ADVISORS FOR A DETERMINATION AS TO THE SPECIFIC TAX CONSEQUENCES APPLICABLE TO THEM.


  THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL
          OF THE ENSCO INTERNATIONAL INCORPORATED 1998 INCENTIVE PLAN

                                  PROPOSAL 3

                    APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     Upon the recommendation of the Audit Committee, the Board of Directors has approved the appointment of Price Waterhouse LLP as the Company's independent accountants for the year ending December 31, 1998.

     Representatives of Price Waterhouse LLP will attend the Annual Meeting and will be provided with the opportunity to make a statement if they so desire and to respond to appropriate questions.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE APPOINTMENT OF
               PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS.

                           GENERAL AND OTHER MATTERS

     The Company believes that Proposals 1, 2 and 3 are the only matters that will be brought before the Annual Meeting. However, if other matters are properly presented at the Annual Meeting, it is intended that the persons named in the accompanying Proxy will vote in accordance with their best judgment on such matters.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than 10% stockholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely upon review of the copies of such reports furnished to the Company during the year ended December 31, 1997, no director, officer or beneficial holder of more than 10% of any class of equity securities of the Company failed to file on a timely basis reports required by
Section 16(a) of the Exchange Act during the most recent fiscal year.

                 INFORMATION CONCERNING STOCKHOLDER PROPOSALS

     A holder of the Company's securities intending to present a proposal at the 1999 Annual Meeting must deliver such proposal, in writing, to the Company's principal executive offices no later than November 26, 1998. The proposal should be delivered to the Company by Certified Mail-Return Receipt Requested.

     A copy of the Company's Annual Report to Stockholders for the year ended December 31, 1997 has been, or is being, mailed to Stockholders with this Proxy Statement. The Annual Report to Stockholders does not constitute a part of the proxy soliciting material.

     Whether or not you intend to be present at the Annual Meeting, you are urged to return your Proxy promptly. If you are present at the Annual Meeting and wish to vote your stock in person, your Proxy shall, at your request, be returned to you at the Annual Meeting.

                                  APPENDIX A

                       ENSCO INTERNATIONAL INCORPORATED

                              1998 INCENTIVE PLAN


                                   SECTION 1
                           ESTABLISHMENT AND PURPOSE
                           -------------------------

     This Plan is established (i) to offer selected Directors and Employees, including officers, of the Company or its Subsidiaries an equity ownership interest in the financial success of the Company, (ii) to provide the Company an opportunity to attract and retain the best available personnel for positions of substantial responsibility, and (iii) to encourage equity participation in the Company by eligible Participants. This Plan provides for the grant by the Company of (i) Options to purchase Shares and (ii) shares of Restricted Stock. Options granted under this Plan may include nonqualified options as well as incentive stock options intended to qualify under section 422 of the Code.

                                   SECTION 2
                                  DEFINITIONS
                                  -----------

     "BOARD OF DIRECTORS" shall mean the board of directors of the Company, as
      ------------------
duly elected from time to time.

     "CODE" shall mean the Internal Revenue Code of 1986, as amended, and as
      ----
interpreted by the regulations thereunder.

     "COMMITTEE" shall mean the Nominating and Compensation Committee of the
      ---------
Company, or such other Committee as may be appointed by the Board of Directors from time to time.

     "COMPANY" shall mean ENSCO International Incorporated, a Delaware
      -------
corporation.

     "DATE OF GRANT" shall mean the date on which the Committee resolves to
      -------------
grant an Option to an Optionee or grant Restricted Stock to a Participant, as the case may be.

     "DIRECTOR" shall mean a member of the Board of Directors.
      --------

     "DISINTERESTED DIRECTOR" shall mean a member of the Board of Directors who
      ----------------------
is both (a) a Non-Employee Director, within the meaning of Rule 16b-3 promulgated under the Exchange Act and (b) an Outside Director, within the meaning of Section 162(m) of the Code.

     "EMPLOYEE" shall include every individual performing Services for the
      --------
Company or its Subsidiaries if the relationship between such individual and the Company or its Subsidiaries is the legal relationship of employer and employee. This definition of "Employee" is qualified in its entirety and is subject to the definition set forth in section 3401(c) of the Code.

     "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended,
      ------------
and as interpreted by the rules and regulations promulgated thereunder.

     "EXERCISE PRICE" shall mean the amount for which one Share may be purchased
      --------------
upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement, but in no event less than the Fair Market Value of a Share on the date the Option is issued.

     "FAIR MARKET VALUE" shall mean the average of the highest and lowest
      -----------------
selling prices per share at which the securities are traded on the New York Stock Exchange, or if not traded on the New York Stock Exchange, such other national securities exchange, as the Committee may specify, on the date of determination or, if the securities are not traded on said date, the average of such prices on the nearest preceding date. If at any time the securities are not traded on the New York Stock Exchange or another national securities exchange, the fair market value per share of the securities shall be the average of the highest and lowest bid and asked prices per share if the securities are traded in the over-the-counter market. If the securities are not traded on an exchange or in the over-the-counter market, the fair market value per share of the securities shall be the value determined in accordance with such fair and reasonable means as the Board of Directors or the Committee shall specify.

     "ISO" shall mean a stock option which is granted to an individual and which
      ---
meets the requirements of section 422(b) of the Code, pursuant to which the Optionee has no tax consequences resulting from the grant or, subject to certain holding period requirements, exercise of the option and the employer is not entitled to a business expense deduction with respect thereto.

     "NONQUALIFIED OPTION" shall mean an Option not intended to be or which does
      -------------------
not qualify as an ISO.

     "OPTION" shall mean either an ISO or Nonqualified Option, as the context
      ------
requires.

     "OPTIONEE" shall mean a Participant who holds an Option.
      --------

     "PARTICIPANTS" shall mean those individuals described in Section 1 of this
      ------------                                            ---------
Plan selected by the Committee or specified in Section 7(b) of this Plan who are
                                               ------------
eligible under Section 4 of this Plan for grants of either Options or Restricted
               ---------
Stock.

     "PERFORMANCE GOALS" shall have that meaning set forth in Section 3(c)(xii)
                                                              -----------------
of this Plan.

     "PERMANENT AND TOTAL DISABILITY" shall mean that an individual is unable to
      ------------------------------
engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. An individual shall not be considered to suffer from Permanent and Total Disability unless such individual furnishes proof of the existence thereof in such form and manner, and at such times, as the Committee may reasonably require. The scope of this definition shall automatically be reduced or expanded to the extent that section 22(e)(3) of the Code is amended to reduce or expand the scope of the definition of Permanent and Total Disability thereunder.

     "PLAN" shall mean this ENSCO International Incorporated 1998 Incentive
      ----
Plan, as amended from time to time.

     "PLAN AWARD" shall mean the grant of either an Option or Restricted Stock,
      ----------
as the context requires.

     "PLAN MAXIMUM" shall have that meaning set forth in Section 5(a) of this
      ------------                                       ------------
Plan.

     "RESTRICTED STOCK" shall have that meaning set forth in Section 7(a) of
      ----------------                                       ------------
this Plan.

     "RESTRICTED STOCK CRITERIA" shall have that meaning set forth in Section
      -------------------------                                       -------
7(a)(iii) of this Plan.
---------

     "RESTRICTION PERIOD" shall have that meaning set forth in Section 7(a)(ii)
      ------------------                                       ----------------
of this Plan.

     "SERVICES" shall mean services rendered to the Company or any of its
      --------
Subsidiaries as a Director or  Employee, as the context requires.

     "SHARE" shall mean one share of Stock, as adjusted in accordance with
      -----
Section 9 of this Plan (if applicable).
---------

     "STOCK" shall mean the common stock of the Company, par value $.10 per
      -----
share.

     "STOCK OPTION AGREEMENT" shall mean the agreement executed between the
      ----------------------
Company and an Optionee that contains the terms, conditions and restrictions pertaining to the granting of an Option.

     "SUBSIDIARY" shall mean any corporation as to which more than fifty percent
      ----------
(50%) of the outstanding voting stock or shares shall now or hereafter be owned or controlled, directly by a person, any Subsidiary of such person, or any Subsidiary of such Subsidiary.

     "TEN-PERCENT STOCKHOLDER" shall mean a person that owns more than ten
      -----------------------
percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries, taking into account the attribution rules set forth in section 424 of the Code. For purposes of this definition of "Ten Percent Stockholder," the term "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant of an Option to an Optionee. "Outstanding stock" shall not include reacquired shares or shares authorized for issuance under outstanding Options held by the Optionee or by any other person.

     "VEST DATE" shall have that meaning set forth in Section 7(a)(iv) of this
      ---------                                       ----------------
Plan.

                                   SECTION 3
                                ADMINISTRATION
                                --------------

     (a) GENERAL ADMINISTRATION.  This Plan shall be administered by the
         ----------------------
Committee, which shall consist of at least two persons, each of whom shall be Disinterested Directors. The members of the Committee shall be appointed by the Board of Directors for such terms as the Board of Directors may determine. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, may be filled by the Board of Directors.

     (b) COMMITTEE PROCEDURES.  The Chairman of the Board of Directors shall
         --------------------
designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by a majority of all Committee members, shall be valid acts of the Committee. A majority of the Committee shall constitute a quorum.

     (c) AUTHORITY OF COMMITTEE.  This Plan shall be administered by, or under
         ----------------------
the direction of, the Committee constituted in such a manner as to comply at all times with Rule 16b-3 (or any successor rule) under the Exchange Act. The Committee shall administer this Plan so as to comply at all times with the Exchange Act and, subject to the Code, shall otherwise have absolute and final authority to interpret this Plan and to make all determinations specified in or permitted by this Plan or deemed necessary or desirable for its administration or for the conduct of the Committee's business including without limitation the authority to take the following actions:

          (i)    To interpret this Plan and to apply its provisions;

          (ii) To adopt, amend or rescind rules, procedures and forms relating to this Plan;

          (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of this Plan;

          (iv) To determine when Plan Awards are to be granted under this Plan;

          (v)    To select the Optionees and Participants;

          (vi) To determine the number of Shares to be made subject to each Plan Award;

          (vii) To prescribe the terms, conditions and restrictions of each Plan Award, including without limitation the Exercise Price and the determination of whether an Option is to be classified as an ISO or a Nonqualified Option;

          (viii) To amend any outstanding Stock Option Agreement (other than the Exercise Price) or the terms, conditions and restrictions of a grant of Restricted Stock, subject to applicable legal restrictions and the consent of the Optionee or Participant, as the case may be, who entered into such agreement, or accelerate the vesting of any Plan Award;

          (ix) To establish procedures so that an Optionee may obtain a loan through a registered broker-dealer under the rules and regulations of the Federal Reserve Board, for the purpose of exercising an Option;

          (x) To establish procedures for an Optionee (1) to have withheld from the total number of Shares to be acquired upon the exercise of an Option that number of Shares having a Fair Market Value, which, together with such cash as shall be paid in respect of fractional shares, shall equal the Exercise Price, and (2) to exercise a portion of an Option by delivering that number of Shares already owned by an Optionee having a Fair Market Value which shall equal the partial Exercise Price and to deliver the Shares thus acquired by such Optionee in payment of Shares to be received pursuant to the exercise of additional portions of the Option, the effect of which shall be that an Optionee can in sequence utilize such newly acquired shares in payment of the Exercise Price of the entire Option, together with such cash as shall be paid in respect of fractional shares;

          (xi) To establish procedures whereby a number of Shares may be withheld from the total number of Shares to be issued upon exercise of an Option, or surrendered by a Participant in connection with the exercise of an Option or the vesting of any Restricted Stock, to meet the obligation of withholding for federal and state income and other taxes, if any, incurred by the Participant upon such exercise or vesting;

          (xii) To establish performance goals ("Performance Goals") in connection with any grant of Restricted Stock, which Performance Goals may be based on earnings, cash flow, stock price, return on capital, operating margins, general and administrative expenses, safety or refinements of these measures; provided that in any case, the Performance Goals may be based on either a single period or cumulative results, aggregate or per share data or results computed independently or with respect to a peer group; and

          (xiii) To take any other actions deemed necessary or advisable for the administration of this Plan.

     All interpretations and determinations of the Committee made with respect to the granting of Plan Awards shall be final, conclusive and binding on all interested parties. The Committee may make grants of Plan Awards on an individual or group basis. No member of the Committee shall be liable for any action that is taken or is omitted to be taken if such action or omission is taken in good faith with respect to this Plan or grant of any Plan Award.

     (d) HOLDING PERIOD.  The Committee may in its sole discretion require as a
         --------------
condition to the granting of any Plan Award, that a Participant hold the Plan Award for a period of six months following the date of such acquisition. This condition shall be satisfied with respect to a derivative security (as defined in Rule 16a-1(c) under the Exchange Act) if at least six months elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security.

                                   SECTION 4
                                  ELIGIBILITY
                                  -----------

     (a) GENERAL RULE.  Subject to the limitations set forth in subsection b
         ------------                                           ------------
below or elsewhere in this Plan, Participants shall be eligible to participate in this Plan.

     (b) NON-EMPLOYEE INELIGIBLE FOR ISOS.  In no event shall an ISO be granted
         --------------------------------
to any individual who is not an Employee on the Date of Grant.

                                   SECTION 5
                            SHARES SUBJECT TO PLAN
                            ----------------------

     (a) BASIC LIMITATION.  Shares offered under this Plan may be authorized but
         ----------------
unissued Shares or Shares that have been reacquired by the Company. The aggregate number of Shares that are available for issuance under this Plan shall not exceed eleven million three hundred thousand (11.3 million) Shares, subject to adjustment pursuant to Section 9 of this Plan (the "Plan Maximum"); provided
                          ---------
that no more than one million one hundred thirty thousand (1.13 million) Shares, subject to adjustment pursuant to Section 9 of this Plan, may be issued under
                                  ---------
this Plan in connection with grants of Restricted Stock. The Committee shall not issue more Shares than are available for issuance under this Plan. The number of Shares that are subject to unexercised Options at any time under this Plan shall not exceed the number of Shares that remain available for issuance under this Plan. The Company, during the term of this Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of this Plan.

     (b) ADDITIONAL SHARES.  In the event any outstanding Option for any reason
         -----------------
expires, is canceled or otherwise terminates, the Shares allocable to the unexercised portion of such Option shall again be available for issuance under this Plan. In the event that Shares issued under this Plan revert to the Company prior to the Vest Date under a grant of Restricted Stock, such Shares shall again be available for issuance under this Plan, and the re-issuance of such Shares shall not be counted for purposes of computing the number of Shares that may be granted in connection with grants of Restricted Stock under this Plan.

                                   SECTION 6
                        TERMS AND CONDITIONS OF OPTIONS
                        -------------------------------

     (a) TERM OF OPTION.  The term of each Option shall be such term as may be
         --------------
determined by the Committee, but such term shall not exceed five (5) years.

     (b) VESTING OF OPTIONS.  Unless otherwise provided in the applicable Stock
         ------------------
Option Agreement, each Option granted pursuant to this Plan shall vest at the rate of 25% per year, on each anniversary of the Date of Grant, until such Option is fully vested. Notwithstanding this Section 6(b), the Committee may
                                              ------------
accelerate the vesting of any Option granted hereunder.

     (c) EXERCISE PRICE AND METHOD OF PAYMENT.
         ------------------------------------

          (i)  EXERCISE PRICE.  The Exercise Price shall be such price as is
               --------------
determined by the Committee in its sole discretion and set forth in the Stock Option Agreement; provided, however, that the Exercise Price shall not be less
                  --------  -------
than 100% of the Fair Market Value of the Shares subject to such option on the Date of Grant (or 110% in the case of an ISO granted to a Participant who is a Ten-Percent Stockholder on the Date of Grant).

          (ii) PAYMENT OF SHARES.  Payment for the Shares upon exercise of an
               -----------------
Option shall be made in cash, by check acceptable to the Company, or if authorized by the Committee, by delivery of other Shares having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Shares as to which said Option is being exercised, or by any combination of such methods of payment or by any other method of payment as may be permitted under applicable law and this Plan and authorized by the Committee under Section 3(c)
                                                                   ------------
of this Plan.

     (d) EXERCISE OF OPTION.
          ------------------

          (i)  PROCEDURE FOR EXERCISE; RIGHTS OF STOCKHOLDER. Any Option
               ---------------------------------------------
granted hereunder shall be exercisable at such times and under such conditions as shall be determined by the Committee, including without limitation performance criteria with respect to the Company and/or the Optionee, and in accordance with the terms of this Plan.

     An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Stock Option Agreement by the Optionee and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Committee, consist of any form of consideration and method of payment allowable under Section 6(c)(ii) of this Plan. Upon the
                                  ----------------
receipt of notice of exercise and full payment for the Shares, the Shares shall be deemed to have been issued and the Optionee shall be entitled to receive such Shares and shall be a stockholder with respect to such Shares, and the Shares shall be considered fully paid and nonassessable. No adjustment will be made for a dividend or other right for which the record date is prior to the date on which the stock certificate is issued, except as provided in Section 9 of this
                                                             ---------
Plan.

     Each exercise of an Option shall reduce, by an equal number, the total number of Shares that may thereafter be purchased under such Option.

          (ii)  TERMINATION OF STATUS AS A DIRECTOR OR EMPLOYEE.  Except as
                -----------------------------------------------
provided in Subsections 6(d)(iii) and 6(d)(iv) below, an Optionee holding an
            ----------------------------------
Option who ceases to be a Director or Employee of the Company may, but only until the earlier of (i) the date the Option held by the Optionee expires, or
(ii) ninety (90) days after the date such Optionee ceases to be a Director or Employee (or in each case, such shorter period as may be provided in the Stock Option Agreement), exercise the Option to the extent that the Optionee was entitled to exercise it on such date, unless the Committee further extends such period in its sole discretion. To the extent that the Optionee was not entitled to exercise an Option on such date, or if the Optionee does not exercise it within the time specified herein, such Option shall terminate. The Committee shall have the authority to determine the date an Optionee ceases to be a Director or Employee.

          (iii) PERMANENT AND TOTAL DISABILITY.  Notwithstanding the
                ------------------------------
provisions of Section 6(d)(ii) above, in the event an Optionee is unable to
              ----------------
continue to perform Services for the Company or any of its Subsidiaries as a result of such Optionee's Permanent and Total Disability (and, for ISOs, at the time such Permanent and Total Disability begins, the Optionee was an Employee and had been an Employee since the Date of Grant), such Optionee may exercise an Option in whole or in part to the extent that the Optionee was entitled to exercise it on such date, but only until the earlier of the date (i) the Option held by the Optionee expires, or (ii) twelve (12) months from the date of termination of Services due to such Permanent and Total Disability. To the extent the Optionee is not entitled to exercise an Option on such date or if the Optionee does not exercise it within the time specified herein, such Option shall terminate.

          (iv)  DEATH OF AN OPTIONEE.  Upon the death of an Optionee, any Option
               --------------------
held by such Optionee shall terminate and be of no further effect; provided,
                                                                   --------
however, that notwithstanding the provisions of Section 6(d)(ii) above, in the
-------                                         ----------------
event an Optionee's death occurs during the term of an Option held by such Optionee and, at the time of death, the Optionee was a Director or Employee (and, for ISOs, at the time of death, the Optionee was an Employee and had been an Employee since the Date of Grant), the Option may be exercised in whole or in part to the extent that the Optionee was entitled to exercise it on such date, but only until the earlier of the date (i) the Option held by the Optionee expires, or (ii) twelve (12) months from the date of the Optionee's death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance. To the extent the Option is not entitled to be exercised on such date or if the Option is not exercised within the time specified herein, such Option shall terminate.

     (e) NON-TRANSFERABILITY OF OPTIONS.  No Option granted under this Plan may
         ------------------------------
be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and no Option granted under this Plan is assignable by operation of law or subject to execution, attachment or similar process. Any Option granted under this Plan can only be exercised during the Optionee's lifetime by such Optionee. Any attempted sale, pledge, assignment, hypothecation or other transfer of the Option contrary to the provisions hereof and the levy of any execution, attachment or similar process upon the Option shall be null and void and without force or effect. No transfer of the Option by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Option. The terms of any Option transferred by will or by the laws of descent and distribution shall be binding upon the executors, administrators, heirs and successors of Optionee.

     (f) TIME OF GRANTING OPTIONS.  Any Option granted hereunder shall be deemed
         ------------------------
to be granted on the Date of Grant. Written notice of the Committee's determination to grant an Option to a Participant, evidenced by a Stock Option Agreement, dated as of the Date of Grant, shall be given to such Participant within a reasonable time after the Date of Grant.

     (g) RESTRICTIONS ON REPRICING.  The Exercise Price of outstanding Options
         -------------------------
may not be altered or amended, except with respect to adjustments for changes in capitalization as provided in Section 9(a). Within the limitations of this
                              ------------
Plan, the Committee may otherwise modify outstanding Options, provided that no modification of an Option shall, without the consent of the Optionee, alter or impair the Optionee's rights or obligations under such Option. The foregoing notwithstanding, the Committee may, in its sole discretion, and without the consent of the Optionee or any other person, accelerate the vesting of all or part of any Option.

     (h) RESTRICTIONS ON TRANSFER OF SHARES.  Any Shares issued upon exercise of
         ----------------------------------
an Option shall be subject to such rights of repurchase and other transfer restrictions as the Committee may determine in its sole discretion. Such restrictions shall be set forth in the applicable Stock Option Agreement.

     (i) SPECIAL LIMITATION ON ISOS.  To the extent that the aggregate Fair
         --------------------------
Market Value (determined on the Date of Grant) of the Shares with respect to which ISOs are exercisable for the first time by an individual during any calendar year under this Plan, and under all other plans maintained by the Company, exceeds $100,000, such Options shall be treated as Options that are not ISOs.

     (j) LEAVES OF ABSENCE.  Leaves of absence approved by the Committee which
         ------------------
conform to the policies of the Company shall not be considered termination of employment if the employer-employee relationship as defined under the Code or the regulations promulgated thereunder otherwise exists.

     (k) LIMITATION ON GRANTS OF OPTIONS TO COVERED EMPLOYEES.  The total number
         ----------------------------------------------------
of Shares for which Options may be granted and which may be awarded as Restricted Stock to any "covered employee" within the meaning of Section 162(m) of the Code during any one (1) year period shall not exceed fifteen percent (15%) of the Plan Maximum in the aggregate.

     (l) DISQUALIFYING DISPOSITIONS.  The Stock Option Agreement evidencing any
         --------------------------
ISO granted under this Plan shall provide that if the Optionee makes a disposition, within the meaning of Section 425(c) of the Code, of any share or shares issued to him pursuant to the exercise of the ISO within the two (2) year period commencing on the day after the Date of Grant of such Option or within the one (1) year period commencing on the day after the date of transfer of the share or shares to him pursuant to the exercise of such Option, he shall, within ten (10) days of such disposition, notify the Company thereof and immediately deliver to the Company any amount of federal income tax withholding required by law.

                                   SECTION 7
                   TERMS AND CONDITIONS OF RESTRICTED STOCK
                   ----------------------------------------

     (a) AUTHORITY TO GRANT RESTRICTED STOCK.  The Committee shall have the
         -----------------------------------
authority to grant to Participants Shares that are subject to certain terms, conditions and restrictions (the "Restricted Stock"). The Restricted Stock may be granted by the Committee either separately or in combination with Options. The terms, conditions and restrictions of the Restricted Stock shall be determined from time to time by the Committee without limitation, except as otherwise provided in this Plan; provided, however, that each grant of
                                 --------  -------
Restricted Stock shall require the Participant to remain a Director or Employee of the Company or any of its Subsidiaries for at least six (6) months from the Date of Grant. The granting, vesting and issuing of the Restricted Stock shall also be subject to the following provisions:

          (i)    NATURE OF GRANT.  Restricted Stock shall be granted to
                 ---------------
Participants at no additional cost to Participant; provided, however, that the
                                                   --------  -------
value of the Services performed must, in the opinion of the Committee, equal or exceed the par value of the Restricted Stock to be granted to the Participant.

          (ii)   RESTRICTIONS.  The terms, conditions and restrictions of the
                 ------------
Restricted Stock shall be determined by the Committee on the Date of Grant. The Restricted Stock may not be sold, assigned, transferred, redeemed, pledged or otherwise encumbered during the period in which the terms, conditions and restrictions apply (the "Restriction Period"). More than one grant of Restricted Stock may be outstanding at any one time, and the Restriction Periods may be of different lengths. Vesting of the Restricted Stock is conditioned upon satisfactory compliance with the terms, conditions and restrictions of this Plan and those imposed by the Committee, which may include the achievement of any Performance Goals established by the Committee. Absent other terms, conditions and restrictions of the Restricted Stock being adopted by the Committee, Restricted Stock shall vest at the rate of ten percent (10%) per year, on anniversary dates of the Date of Grant and shall be fully vested at the end of ten (10) years from the Date of Grant. The Committee may legend the certificates representing the Restricted Stock to give appropriate notice of the applicable terms, conditions and restrictions thereof, as well as any applicable restrictions under applicable Federal or state securities laws, and may deposit such certificates with the Secretary of the Company pending vesting of the Restricted Stock.

          (iii)  RESTRICTED STOCK CRITERIA.  At the time of each grant of
                 -------------------------
Restricted Stock, the Committee in its sole discretion may establish certain criteria to determine the times at which restrictions placed on Restricted Stock shall lapse (i.e., the termination of the Restriction Period), which criteria may include without limitation performance measures and targets (which may include any Performance Goals established by the Committee) and/or holding period requirements (the "Restricted Stock Criteria"). The Committee may establish a corresponding relationship between the Restricted Stock Criteria and
(i) the number of Shares of Restricted Stock that may be earned, and (ii) the extent to which the terms, conditions and restrictions on the Restricted Stock shall lapse. Restricted Stock Criteria may vary among grants of Restricted Stock; provided, however, that once the Restricted Stock Criteria are
       --------  -------
established for a grant of Restricted Stock, the Restricted Stock Criteria shall not be modified with respect to that grant without the consent of the holder thereof.

          (iv)   VESTING.   On the date the Restriction Period terminates, the
                 -------
Restricted Stock shall vest in the Participant (the "Vest Date"), who may then require the Company to deliver a certificate for the number of Shares that are no longer subject to such restrictions.

          (v)    CERTAIN VOTING AND DIVIDEND RIGHTS.  Holders of Restricted
                 ----------------------------------
Stock may exercise full voting rights with respect to Shares of Restricted Stock during the Restriction Period and shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held; provided that if any such dividends or distributions are paid in shares of stock
--------
during the Restriction Period, the shares received shall be subject to the same restrictions on transferability as the Restricted Stock with respect to which they were issued.

          (vi)   TERMINATION DUE TO RETIREMENT. In the event a Participant
                 -----------------------------
ceases to perform Services for the Company or any of its Subsidiaries as a result of such Participant's retirement with the consent of the Committee, all Shares of Restricted Stock held by such Participant shall be forfeited automatically and returned to the Company; provided, however, that the Committee
                                           --------  -------
in its sole discretion may waive the automatic forfeiture of any or all such Shares of Restricted Stock or any or all of the restrictions remaining on any or all of the remaining Shares of Restricted Stock as it deems appropriate.

          (vii)  TERMINATION DUE TO DEATH OR DISABILITY.  In the event a
                 --------------------------------------
Participant is unable to continue to perform Services for the Company or any of its Subsidiaries as a result of such Participant's death or Permanent and Total Disability during the Restriction Period, the restrictions applicable to any Shares of Restricted Stock shall, to the extent specified in the agreement evidencing the grant of the Restricted Stock, terminate automatically on the date such Participant ceases to be a Director or Employee of the Company or its Subsidiaries to same extent that such restrictions would have terminated automatically on the three anniversary dates of the Date of Grant next succeeding such date of termination. All remaining Shares of Restricted Stock held by such Participant shall be forfeited automatically and returned to the Company; provided, however, that the Committee in its sole
         --------- --------
discretion may waive the automatic forfeiture of any or all such Shares of Restricted Stock or any or all of the restrictions remaining on any or all of the remaining Shares of Restricted Stock as it deems appropriate.

          (viii)  TERMINATION FOR REASONS OTHER THAN DEATH, DISABILITY OR
                  -------------------------------------------------------
RETIREMENT.  In the event a Participant ceases to perform Services for the
----------
Company or any of its Subsidiaries for any reason other than those set forth in Sections 7(a)(vi) and 7(a)(vii) during the Restriction Period, then any Shares of Restricted Stock held by such Participant that are still subject to restrictions on the date such Participant ceases to be a Director or Employee of the Company or its Subsidiaries shall be forfeited automatically and returned to the Company; provided, however, that, in the event of an involuntary termination
             --------  -------
of the employment or directorship of a Participant, the Committee in its sole discretion may waive the automatic forfeiture of any or all such Shares of Restricted Stock or any or all of the restrictions remaining on any or all of the remaining Shares of Restricted Stock or add such new restrictions to such Shares of Restricted Stock as it deems appropriate.

     (b) GRANTS OF RESTRICTED STOCK TO NON-EMPLOYEE DIRECTORS.  Subject to the
         ----------------------------------------------------
terms and conditions of this Section 7(b), each Non-Employee Director of the
                             ------------
Company shall receive a grant of Restricted Stock on a quarterly basis as compensation for such Director's continuing service as a Director of the Company. Restricted Stock having a Fair Market Value of $3,000, determined on the first business day of each calendar quarter (any fractional shares shall be rounded up to a full share), shall be issued each quarter to each Non-Employee Director serving on such date.

                                   SECTION 8
                      ISSUANCE OF SHARES; TAX WITHHOLDING
                      -----------------------------------

     (a) ISSUANCE OF SHARES.  As a condition to the transfer of any Shares
         ------------------
issued under this Plan, the Company may require an opinion of counsel, satisfactory to the Company, to the effect that such transfer will not be in violation of the Securities Act of 1933, as amended, or any other applicable securities laws, rules or regulations, or that such transfer has been registered under federal and all applicable state securities laws. The Company may refrain from delivering or transferring Shares issued under this Plan until the Committee has determined that the Participant has tendered to the Company any and all applicable federal, state or local tax owed by the Participant as the result of the receipt of a Plan Award, the vesting of a Plan Award, the exercise of an Option or the disposition of any Shares issued under this Plan, in the event that the Company reasonably determines that it might have a legal liability to satisfy such tax. The Company shall not be liable to any person or entity for damages due to any delay in the delivery or issuance of any stock certificate evidencing any Shares for any reason whatsoever.

     (b) TAX WITHHOLDING.  Each Participant shall, no later than the date as of
         ---------------
which the value of any Plan Award or of any Shares or other amounts received thereunder first becomes includable in the gross income of such Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, or local taxes of any kind required to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. Subject to approval by the Committee, a Participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from Shares to be issued pursuant to any award, a number of Shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or
(ii) transferring to the Company Shares owned by the Participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

                                   SECTION 9
                      CAPITALIZATION ADJUSTMENTS; MERGER
                      ----------------------------------

     (a) ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.  Subject to any required
         ------------------------------------------
action by the stockholders of the Company, the number of Shares covered by each outstanding Option (as well as the Exercise Price covered by any outstanding Option), the aggregate number of Shares that have been authorized for issuance under this Plan and the aggregate number of Shares that may be issued in connection with grants of Restricted Stock under this Plan shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, payment of a stock dividend with respect to the Stock or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. Such adjustment shall be made by the Committee in its sole discretion, which adjustment shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

     (b) DISSOLUTION, LIQUIDATION, SALE OF ASSETS OR MERGER.  In the event of
         --------------------------------------------------
the dissolution or liquidation of the Company, other than pursuant to a Reorganization (hereinafter defined), any Option granted under this Plan shall terminate as of a date to be fixed by the Committee, provided that not less than thirty (30) days written notice of the date so fixed shall be given to each Optionee and each such Optionee shall have the right during such period to exercise his Options as to all or any part of the Shares covered thereby, including Shares as to which such Options would not otherwise be exercisable by reason of an insufficient lapse of time.

     In the event of a Reorganization in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization, then

          (i) if there is no plan or agreement respecting the Reorganization ("Reorganization Agreement") or if the Reorganization Agreement does not specifically provide for the change, conversion or exchange of the Shares under outstanding unexercised Options for securities of another corporation, then the Committee shall take such action, and the Options shall terminate, as provided above; or

          (ii) if there is a Reorganization Agreement and if the Reorganization Agreement specifically provides for the change, conversion or exchange of the Shares under outstanding or unexercised options for securities of another corporation, then the Committee shall adjust the Shares under such outstanding unexercised Options (and shall adjust the shares which are then available to be optioned, if the Reorganization Agreement makes specific provisions therefor) in a manner not inconsistent with the provisions of the Reorganization Agreement for the adjustment, change, conversion or exchange of such stock and such options.

     The term "Reorganization" as used in this Subsection 9(b) shall mean any
                                               ---------------
statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company, or sale, pursuant to an agreement with the Company, of securities of the Company pursuant to which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization.

     Except as provided above in this Section 9(b) and except as otherwise
                                      ------------
provided by the Committee in its sole discretion, any Options shall terminate immediately prior to the consummation of such proposed action.

                                  SECTION 10
                              RETURN OF PROCEEDS
                              ------------------

     (a) REQUIREMENTS.  The Committee, in its discretion, may include as a term
         ------------
of any Participant's Stock Option Agreement or any Participant's agreement evidencing a Restricted Stock award, provisions requiring that:

          (i) if the Participant engages in an activity that competes with the business of the Company or any of its Subsidiaries within one (1) year after (a) such Participant voluntarily resigned or retired from his position as an Employee or Director, or (b) his status as an Employee or Director was terminated by the Company for cause (as defined in Section 10(d) below)(either event constituting a "Termination"); and

          (ii) if the Participant had exercised Options, or if shares of Restricted Stock held by the Participant had vested within one (1) year of the date of Termination;

then the Participant shall be required to remit to the Company, within five (5) business days of receipt of written demand therefor, the amounts set forth in
Section 10(b) or Section 10(c), as appropriate.

     (b) PROCEEDS OF STOCK OPTIONS.  If the Participant exercised Options
         -------------------------
within one (1) year of the date of Termination, and if the Committee, in its sole discretion, has so provided in the Participant's Stock Option Agreement or Stock Option Agreements evidencing such Options, the Participant shall remit to the Company an amount in good funds equal to the excess of (A) the Fair Market Value per share of Common Stock on the date of exercise of such Option(s) multiplied by the number of shares with respect to which the Options were exercised over (B) the aggregate option exercise price for such shares of Common Stock.

     (c) VESTED SHARES OF RESTRICTED STOCK AND THE PROCEEDS THEREFROM.  If
         ------------------------------------------------------------
Restricted Stock grants held by the Participant vested within one (1) year of the date of Termination, and if the Committee, in its sole discretion, has so provided in the Participant's agreement or agreements evidencing such grants of Restricted Stock, the Participant shall remit to the Company an amount in good funds equal to the Fair Market Value of such shares computed as of the date of vesting of such shares.

     (d) DEFINITION OF CAUSE.  For purposes of this Section 10, "cause" is
         -------------------
defined as and limited to (A) gross misconduct or gross neglect by the Participant in the discharge of his duties as an Employee or Director, (B) the breach by the Participant of any written agreement with the Company or any of its Subsidiaries, including, without limitation, any employment or non-disclosure agreement, or (C) the Participant's conviction for any criminal offense, provided that, in the good faith and reasonable opinion of the Board of Directors or the Committee, the offense adversely affects the Participant's ability to discharge his duties as an Employee or Director or otherwise is detrimental to the Company or any of its Subsidiaries, provided, however, the
                                                       --------  -------
Participant shall not be deemed to have been dismissed for cause unless and until there shall have been delivered to the Participant a copy of a resolution duly adopted by the Board of Directors or the Committee at a meeting duly called and held for the purpose (after reasonable notice to the Participant and an opportunity for the Participant, together with his counsel, to be heard before the Board or Committee), finding that in the good faith, reasonable opinion of the Board of Directors or Committee, the Participant was guilty of the conduct set forth in this sentence and specifying the particulars in detail.


                                  SECTION 11
                             NO EMPLOYMENT RIGHTS
                             --------------------

     No provision of this Plan, under any Stock Option Agreement or under any grant of Restricted Stock shall be construed to give any Participant any right to remain an Employee of, or provide Services to, the Company or any of its Subsidiaries or to affect the right of the Company to terminate any Employee's service at any time, with or without cause.

                                  SECTION 12
               TERM OF PLAN; EFFECT OF AMENDMENT OR TERMINATION
               ------------------------------------------------

     (a) EFFECTIVE DATE; TERM OF PLAN.  This Plan shall be submitted to the
         ----------------------------
stockholders of the Company for approval and ratification at the next regular or special meeting thereof to be held after March 1, 1998. Unless at such meeting this Plan is approved by the stockholders of the Company in the manner provided by the Company's bylaws, then, and in such event, this Plan and any then outstanding Options or Restricted Stock that may have been conditionally granted prior to such stockholder meeting shall become null and void and of no further force or effect. Subject to the immediately preceding sentence, this Plan shall become effective upon its adoption by the Board of Directors. This Plan shall continue in effect for a term of ten (10) years unless sooner terminated under this Section 12.
     ----------

     (b) AMENDMENT AND TERMINATION.  The Board of Directors in its sole
         -------------------------
discretion may terminate this Plan at any time and may amend this Plan at any time in such respects as the Board of Directors may deem advisable; provided,
                                                                    --------
that any change in the aggregate number of Shares that may be issued under this Plan, other than in connection with an adjustment under Section 9 of this Plan,
                                                        ---------
shall require the approval of the stockholders of the Company in the manner provided by the Company's bylaws, as amended.

     (c) EFFECT OF TERMINATION.  In the event this Plan is terminated, no Shares
         ---------------------
shall be issued under this Plan, except upon exercise of an Option granted prior to such termination. The termination of this Plan, or any amendment thereof, shall not affect any Shares previously issued to a Participant, any Option previously granted under this Plan or any Restricted Stock previously issued.


                                  SECTION 13
                                 GOVERNING LAW
                                 -------------

     THIS PLAN AND ANY AND ALL STOCK OPTION AGREEMENTS AND AGREEMENTS RELATING TO THE GRANT OF RESTRICTED STOCK EXECUTED IN CONNECTION WITH THIS PLAN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

                                  PROXY CARD


                                    PROXY
                       ENSCO INTERNATIONAL INCORPORATED

                BOARD OF DIRECTORS PROXY FOR THE ANNUAL MEETING
             OF STOCKHOLDERS AT 10:00 A.M., TUESDAY, MAY 12, 1998
                         FAIRMONT HOTEL, 1717 N. AKARD
                              DALLAS, TEXAS 75201


        The undersigned stockholder of ENSCO International Incorporated (the "Company") hereby appoints Carl F. Thorne and C. Christopher Gaut or either of them each with full power of substitution, to vote the shares of the undersigned at the above-stated Annual Meeting and at any adjournment(s) thereof:

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN. IF A CHOICE IS NOT INDICATED WITH RESPECT TO ITEMS (1), (2), AND (3), THIS PROXY WILL BE VOTED "FOR" SUCH ITEMS. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM (4). THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.


                       (Please sign on the reverse side)

--------------------------------------------------------------------------------

[X]  Please mark your votes as in this example.


               FOR all nominees
               nominees at the right
               (except as provided
               to the contrary below) AGAINST

1.  Election of          [ ]            [ ]     Nominees:  Orville D. Gaither
    Class III                                              Dillard S. Hammett
    Directors                                              Thomas L. Kelly II

(INSTRUCTION: To vote against any individual nominee, strike a line through the nominee's name in the list at right.)

                                                    For    Against    Abstain
2.  Approval of the ENSCO International
    Incorporated 1998 Incentive Plan                [ ]      [ ]        [ ]


                                                    For    Against    Abstain
3.  Approval of the appointment of Price
    Waterhouse LLP as independent
    accountants for 1998                            [ ]      [ ]        [ ]


4. On any other business that may properly come before the Annual Meeting, in the discretion of the proxies; hereby revoking any proxy or proxies heretofore given by the undersigned.


PLEASE SIGN, DATE AND MAIL TODAY.

Change of Address/Comments


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Signature of Stockholder(s)



-------------------------------------  ---------------------------
                                       (Signature if Held Jointly)



Date:                        1998
      ----------------------


Joint owners must EACH sign. Please sign EXACTLY as your name(s) appear(s) on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title.)